SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 20, 2011

NEWMONT MINING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31240
(Commission File Number)

84-1611629
(I.R.S. Employer Identification Number)

6363 South Fiddlers Green Circle
Greenwood Village, Colorado
(Address and zip code of principal executive offices)

(303) 863-7414
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 20, 2011, Newmont Mining Corporation, a Delaware corporation, issued a news release reporting its preliminary production and operating results for the quarter ended and year ended December 31, 2010.  A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	News release, dated January 20, 2011, reporting preliminary production and operating results for the quarter ended and year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Jeffrey K. Reeser
Name:	Jeffrey K. Reeser
Title:	Vice President and Secretary

Dated: January  20, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release, dated January 20, 2011, reporting preliminary production and operating results for the quarter ended and year ended December 31, 2010